SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                              CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): December 20, 2000

                              Allcity Insurance Company

              (Exact Name of Registrant as Specified in its Charter)

                                      New York
                  (State or Other Jurisdiction of Incorporation)


                 1-7411                                         13-2530665
         (Commission File Number)       (I.R.S. Employer Identification No.)



      335 Adams Street, Brooklyn, N.Y.                          11201-3731
   (Address of Principal Executive Offices)                     (Zip Code)



                (718) 422-4000
     (Registrant Telephone Number, Including Area Code)



           (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

The information set forth in the press release issued by Allcity Insurance Company attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

99.1    Press release of Allcity Insurance Company dated December 20, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLCITY INSURANCE COMPANY

                                        By:     /S/  Douglas M. Whitenack
                                        Name:      Douglas M. Whitenack
                                        Title:     Vice President and Controller


                              Date:     December 20, 2000

EXHIBIT INDEX
Item No.

99.1    Press release of Allcity Insurance Company dated December 20, 2000.

ALLCITY INSURANCE COMPANY
335 Adams Street
Brooklyn, New York 11201
718-422-4000

Press Release
CONTACT: Doug Whitenack 718 422 4380

December 20, 2000

ALLCITY INSURANCE COMPANY ANNOUNCES WITHDRAWAL
FROM CERTAIN LINES OF BUSINESS


Allcity Insurance Company (ALCI-NASDAQ) announced today that effective March 1, 2001, it would non-renew all voluntary statutory automobile (public livery vehicles: black cars, suburban cars and medallions) policies. In addition, the Company stated that effective immediately, it would no longer accept new applications or binders for voluntary private passenger automobile insurance. However, the Company will fulfill its renewal obligations in accordance with New York insurance law. The Company also announced that, it intends to withdraw from the voluntary commercial automobile business, consistent with regulatory requirements. For the nine months ended September 30, 2000, net earned premium revenues were approximately $3.0 million, $4.1 million, and $1.5 million for the voluntary statutory automobile, voluntary private passenger automobile, and voluntary commercial automobile lines, respectively, and represented approximately 12.6%, 17.5%, and 6.1%, respectively, of the Companys total net earned premiums for that period. The amounts shown above for the voluntary private passenger automobile business primarily resulted from renewals.

This press release and statements by the Company in reports to its shareholders and public filings, as well as oral public statements by Company representatives, may contain certain forward-looking information that is subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in, contemplated by or underlying the forward-looking statements. Without limitation, these risks and uncertainties include general economic and market conditions, changes in competition and pricing environments, the occurrence of significant natural disasters, the inability to reinsure certain risks economically, the adequacy of loss reserves, prevailing interest rate levels, and weather related conditions that may affect the Companys operations. Undue reliance should not be placed on these forward-looking statements, which are applicable only as of the date hereof. The Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this press release or to reflect the occurrence of unanticipated events.